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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 8, 2000


                               Greater Bay Bancorp
             (Exact name of registrant as specified in its charter)




          California                                77-0387041
(State or other jurisdiction of                  (I.R.S. employer
 incorporation or organization)                 identification number)


                         Commission file number: 0-25034


                             2860 West Bayshore Road
                           Palo Alto, California 94303
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (650) 813-8200
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Item 5.  Other Events.

         On August 8, 2000, Greater Bay Bancorp (the "Registrant") entered into a Stock Purchase Agreement with The Matsco Companies Inc. ("Matsco") and the shareholders thereof providing for the acquisition by the Registrant of all of the outstanding shares of capital stock of Matsco, subject to the terms and conditions therein, including the receipt of all required regulatory approvals.

Item 7.  Financial Statements and Exhibits.

Exhibits
--------

2 Stock Purchase Agreement, dated as of August 8, 2000, by and among Greater Bay Bancorp, The Matsco Companies Inc. and the shareholders thereof

99.1     Press Release dated August 8, 2000

                                       2
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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Greater Bay Bancorp
                                            (Registrant)



Dated: August 8, 2000                       By:  /s/  Linda  M. Iannone
                                               ---------------------------------
                                                 Linda M. Iannone
                                                 Senior Vice President and
                                                 General Counsel

                                       3
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                                  Exhibit Index
                                  -------------


2 Stock Purchase Agreement, dated as of August 8, 2000 by and among Greater Bay Bancorp, The Matsco Companies Inc. and the shareholders thereof

99.1     Press Release dated August 8, 2000

                                       4